iShares Trust

Supplement dated October 5, 2026 to the Prospectus

for the iShares Broad USD Floating Rate Loan ETF (USLN) (the “Fund”)

Effective immediately, the following changes are made to reflect the Fund’s inclusion as a borrower to the syndicated line of credit for which the Bank of New York Mellon serves as administrative agent for itself and the other banks.

1)	The following subsection is added to the “More Information About the Funds” section of the Fund’s Prospectus.

Borrowing

Each Fund listed below may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. Each Fund does not intend to borrow money in order to leverage its portfolio.

iShares Broad USD Floating Rate Loan ETF

2)	The following disclosure is included as an “Other Risk” for the Fund in the “Additional Information About the Funds’ Risks” section of the Fund’s Prospectus.

Borrowing Risk. Borrowing may exaggerate changes in a Fund’s NAV and in the return on its portfolio. A Fund that borrows will incur interest expenses and other fees, which may reduce the Fund’s return. Borrowing may also cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-USLN-1026

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